Exhibit 99.2

         UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

      The following unaudited pro forma combined condensed financial statements (the "CONDENSED STATEMENTS") have been prepared to give effect to the portion of Universal Studios, Inc.'s ("UNIVERSAL") domestic television production and distribution businesses ("UTV"), including its wholly owned subsidiary USA Networks ("USAN"), and the pro forma results of operations, acquired by USA Networks, Inc. ("USAI") on February 12, 1998 (the "UNIVERSAL TRANSACTION").

      The Condensed Statements reflect certain assumptions regarding the Universal Transaction and are based on the historical consolidated financial statements of Universal Television Group. The Condensed Statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the audited and unaudited financial statements, including the notes thereto, of Universal Television Group, including its wholly owned subsidiary USAN which are included herein or incorporated by reference in this Form 8-K from USAi's Proxy Statement dated January 12, 1998.

      The pro forma combined condensed balance sheet as of December 31, 1997 gives effect to the Universal Transaction as if it had occurred on December 31, 1997. The pro forma combined condensed statement of operations for the year ended December 31, 1997 gives effect to the Universal Transaction as if it had occurred on January 1, 1997.

      The historical combined financial statements of Universal Television Group include UTV and other television programming which Universal has retained. Excluded programming includes substantial television products owned by Universal as part of its television library (such as series no longer in production, "made for television" movies, animated programs, action adventures and certain talk shows and other programming). The pro forma financial statements reflect the exclusion of assets and corresponding liabilities, revenues and expenses, for programming not acquired by USAi. Prior to October 21, 1997, USAN was a 50% owned joint venture between Universal and Viacom Inc. ("VIACOM"). On October 21, 1997, Universal acquired from Viacom the remaining 50% interest in USAN and Sci-Fi Europe. The Universal Television Group historical combined financial statements include the results of operations of USAN, its wholly owned subsidiary, as if the acquisition of the remaining interest in USAN took place on January 1, 1997.

      The Condensed Statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations which would have actually been reported had the Universal Transaction occurred as of December 31, 1997, or for the year ended December 31, 1997, nor are the Condensed Statements necessarily indicative of future financial position or results of operations.

                              UNIVERSAL TRANSACTION
             UNAUDITED PRO FORMA ADJUSTED COMBINED CONDENSED BALANCE SHEET
                                DECEMBER 31, 1997
                                 (in thousands)


                                             Universal
                                             Television   Pro Forma      Universal
                                               Group      Adjustments(A) Transaction
                                           ------------ ---------------- -----------


   ASSETS
   Current Assets:

   Cash and short-term investments         $    27,325  $    (20,167)  $      7,158
   Accounts and notes receivable, net          389,826      (262,136)       127,690
   Program inventory                           328,501       (58,405)       270,096
   Other                                        17,864        (8,863)         9,001
                                           ------------ -------------  -------------
    Total current assets                       763,516      (349,571)       413,945

   Program inventory                           389,810      (197,882)       191,928
   Property, plant and equipment, net           37,300        (7,001)        30,299
   Intangible assets, net                    2,456,771                    2,456,771
   Long-term investments                         9,062         3,385         12,447
   Long-term receivables, deferred charges     153,464      (142,546)        10,918
   and other                                            --             --
                                             ==========   ===========    ===========
    Total assets                           $ 3,809,923  $   (693,615)  $  3,116,308
                                           ============ =============  =============

   LIABILITIES AND STOCKHOLDERS' EQUITY
   Current Liabilities:
   Accounts payable, accrued and other
   current liabilities                     $   179,009   $   (27,372)  $    151,637
   Program liabilities                         311,225      (150,413)       160,812
   Deferred revenue                             35,808       (35,808)             0
                                           ------------ -------------  -------------
    Total current liabilities                  526,042      (213,593)       312,449

   Other long-term liabilities                  97,246       (65,728)        31,518
   Program liabilities                         229,710       (71,548)       158,162

   Equity:

   Universal equity investment               2,956,925      (342,746)     2,614,179
                                             ----------   -----------    -----------
    Total equity                             2,956,925      (342,746)     2,614,179
                                           ------------ -------------  -------------

    Total liabilities and equity           $ 3,809,923  $   (693,615)  $  3,116,308
                                           ============ =============  =============

                              UNIVERSAL TRANSACTION
     UNAUDITED PRO FORMA ADJUSTED COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)

                                        Universal
                                       Television       Pro Forma       Universal
                                          Group         Adjustments     Transaction

                                     --------------   -------------   -------------

NET REVENUES:

   UTV                               $     706,472    $   (346,056)(B)$    370,853
                                                            10,437 (D)
   USAN                                    759,509         (20,844)(C)     738,665
                                       ------------     -----------     -----------
     Total net revenues                  1,465,981        (356,463)      1,109,518
                                     --------------   -------------   -------------

Operating costs and expenses:
   Program costs                           962,110        (238,777)(B)     703,619
                                                           (19,714)(C)
   Other costs                             267,683         (27,803)(C)     241,725
                                                            12,057 (F)
                                                           (10,212)(E)
   Depreciation and amortization            60,520          --              60,520
                                       ------------     -----------     -----------
     Total operating costs and expenses  1,290,313        (284,449)      1,005,864
                                     --------------   -------------   -------------

     Operating profit                      175,668         (72,014)        103,654
   Interest income (expense), net              730              52 (B)         782
   Other expense, net                          --          (13,337)(C)     (13,337)
                                     --------------   -------------   -------------
Income (loss) before income taxes          176,398         (85,299)         91,099
Income tax (expense) benefit               (70,559)         34,119         (36,440)
                                       ============     ===========     ===========
NET EARNINGS                         $     105,839    $    (51,180)   $     54,659
                                     ==============   =============   =============


                              UNIVERSAL TRANSACTION
                      NOTES TO UNAUDITED PRO FORMA ADJUSTED
                     COMBINED CONDENSED FINANCIAL STATEMENTS

      (A) Adjustments to reflect UTV assets and liabilities not acquired or assumed by USAi.

      (B) This adjustment reflects the exclusion of Universal Television Group revenues and expenses for programming not acquired. See adjustment (E).

      (C) Adjustment to eliminate previously consolidated foreign operations and reflect 50-50 joint venture between a newly-formed subsidiary of USAi (the "LLC") and Universal with respect to the international development of USAN, Sci-Fi Europe and the new action/suspense channel known as "13th Street."

      (D) Adjustment to reflect the effect of LLC's exclusive domestic distribution arrangement for television programs and theatrical films for which Universal will retain ownership.

      (E) Net adjustment to reflect the effect of Universal's exclusive distribution arrangement for UTV television programs in the pay television and home video markets and the related merchandising rights.

      (F) Net adjustment to reflect the effect of Universal's exclusive international distribution arrangement for television programs that are being acquired and other productions of UTV, USAN and affiliates of USAi.